BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated February 17, 2017 to

the Statement of Additional Information (“SAI”), dated January 27, 2017

Effective February 14, 2017, Martin Hegarty and Chris Allen are the portfolio managers of the Fund.

In addition, on February 14, 2017, the Board of Trustees of BlackRock Funds II approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund is effective on February 14, 2017.

Effective February 14, 2017, the following changes are made to the SAI:

Portfolio Managers

The table under the subsection of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” with respect to the Fund is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Inflation Protected Bond Portfolio
Martin Hegarty	11	4	33	0	0	3
	$5.59 Billion	$545.6 Million	$19.11 Billion	$0	$0	$165.2 Million
Chris Allen*	9	17	40	0	0	6
	$4.71 Billion	$13.88 Billion	$19.86 Billion	$0	$0	$162.8 Million

*	Information as of January 31, 2017.

The table under the subsection of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Discretionary Incentive Compensation” is deleted and replaced with the following:

Portfolio Manager	Applicable Benchmarks
Matthew Kraeger Siddharth Mehta	A combination of market-based indices (e.g., Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Bob Miller	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Martin Hegarty Chris Allen	A combination of market-based indices (e.g., Barclays Capital U.S. TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.

The paragraph under the subsection of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted and replaced with the following:

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based

BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program. Messrs. Kraeger, Mehta, Miller and Hegarty are eligible for this program.

The paragraph under the subsection of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Discretionary Incentive Compensation — Other Compensation Benefits — Incentive Savings Plans” is deleted and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Kraeger, Mehta, Miller and Hegarty are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Allen is eligible to participate in these plans.

The table under the subsection of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” with respect to the Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned[1]
Martin Hegarty	Inflation Protected Portfolio	$100,001–$500,000

Chris Allen[2]	Inflation Protected Portfolio	None

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.
[2]	Information is as of January 31, 2017.

Addition of BlackRock International Limited as a Sub-Adviser of the Fund

The section of the SAI entitled “Management and Advisory Arrangements” is supplemented as follows:

With respect to the Inflation Protected Bond Portfolio, effective February 14, 2017, the Manager has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”) pursuant to which BIL receives for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement.

Shareholders should retain this Supplement for future reference.

SAI-BD7-0217SUP

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